Energy Transfer Partners, L.P. NYSE: ETP September 21, 2006 Exhibit 99.2

2 Presentation for Platts Pipeline Development & Expansion Conference Energy Transfer’s existing assets in Texas Energy Transfer’s recently completed projects Projects currently under construction

ETP’s Existing Assets in Texas

Colorado
Kansas
Missouri
Oklahoma
Arkansas
New Mexico
Louisiana
Texas
MEXICO
ENERGY TRANSFER
LEGENDS
CONTACT INFORMATION

Strategically Located Midstream Assets
East Texas Pipeline
• Capacity of 720 MMcf/d
• Over 500 MMcf/d of
capacity is contracted with
XTO and others
• 148 miles of pipeline
Southeast Texas Pipeline System
• Approximately 4,200 miles of
pipeline
• 2 processing plants with aggregate
capacity of 320 MMcf/d
• 10 natural gas treating facilities with
aggregate capacity of 740 MMcf/d
• Over 2,000 connected wells
Houston Pipeline (HPL) System
• Capacity of 2.4 Bcf/d
• 4,200 miles of pipeline
• 170 MMcf/d treating capacity
• Bammel Storage – 65 Bcf capacity
ET Fuel  (TUFCO) System
• Capacity of 1.3 Bcf/d
• 2,000 miles of pipeline
• 2 Storage Facilities with 12.4 Bcf of
total working capacity
Oasis Pipeline
• Capacity of 1.2 Bcf/d
• 583 miles of pipeline
• Connects Waha to Katy
• Contracts with independent
power plants, utilities and
industrial users

ETP’s Recently Completed Projects

Recently Completed Projects
ETP recently announced that Phase I of its
265 mile 42” pipeline project is in service
Connects the Bossier Katy, ET Fuel and
HPL systems
Initial volumes of 250,000 MMBtu/day
Volumes up to 800,000 MMBtu/day by
11/06
ETP and Atmos began flowing gas in
December 2005 through the 30” North Side
Loop
Initial volumes of 110,000 +/day
increasing progressively to 225,000
MMBtu/day
Allows ETP to offer integrated transportation
optionality and flexibility to producers and
markets
42-inch Pipeline – Phase I
30-inch Pipeline – (Atmos Partnership)

ETP’s Projects under Construction

Projects under Construction
2 24-inch and 36-inch pipeline extensions
42-inch Pipeline – Phase II and III
Silsbee 42-inch Loop – 160 miles
36-inch Northside to Paris Loop – 130 miles
320 MMcf/day Processing Plant–Johnson Cty

Delta
Denton
McKinney
Collin
Wise
I 35 W
Greenville
Richardson
US Hwy 69
Irving
Dallas
Mesquite
Mineral Wells
Weatherford
Fort Worth
Arlington
Parker
US Hwy 175
Kaufman
Waxahachie
Hood
Cleburne
Johnson
Somervell
Ellis
Henderson
Corsicana
Navarro
State Hwy 6
Bosque
11

2 24-inch and 36-inch pipeline
expansions
24-inch pipeline
–
extending from ETP’s Processing Plant
in Johnson County  north 24 miles
Currently in partial service.  Will be
completely commercial by 11/06
Capacity - 400,000 +MMBtu/day
24-inch pipeline -
Extending north from Maypearl 24
miles to the Mansfield area
Commercial by 11/06
Capacity - 400,000 + MMBtu/day
36-inch pipeline -
Connecting ETP’s 36-inch NTP pipeline
with ETP’s 42-inch pipeline
Capacity – 700,000 MMBtu/day

42-inch Pipeline Expansion
Phases II and III
Phase II:    Texoma to Carthage –
In commercial service 11/15/2006
Phase III:    Cleburne to Reed – In
commercial service 2/15/2007
Reed Compression – In
commercial service 11/1/2006
Stryker Compression – In
commercial service 12/1/2006

Jacksonville
Palestine
US Hwy 84
Center
Shelby
Nacogdoches
Lufkin
Angelina
Sabine
Limestone
Houston
Trinity
Polk
Livingston
Tyler
Jasper
Newton
Madison
Huntsville
Burleson
San Jacinto
Cleveland
Conroe
Liberty
Hardin
Lee
Brenham
Hempstead
Austin
Katy
Beaumont

42” Silsbee Pipeline Expansion
Interconnection with ETP’s 30”
Pipeline in Freestone County to
interconnect with ETP’s HPL
Texoma Pipeline
Connecting the expanding Bossier
Play to intrastate and interstate
markets
42” pipeline through six counties
in East Texas, including
Freestone, Leon and Houston
counties
Estimated Commercial service
date 11/07

Denison
Sherman
Paris
US Hwy 82
US Hwy 271
Denton
McKinney
Greenville
Richardson
US Hwy 69
Dallas
Mesquite
Fort Worth
Arlington
Weatherford
US Hwy 175
Cleburne
Waxahachie
Corsicana
Tyler
Henderson

36-inch Northside to Paris Loop
Interconnection with ETP’s ET
Fuel system in Tarrant County,
ETP’s 30” Loop and Atmos’
system in Denton County
Extending over 130 miles to an
interconnection with the HPL
Texoma Pipeline
Large capacity outlet for Barnett
Shale production north of the
DFW metroplex
Initial Capacity – 650,000
MMBtu/day
Estimated Commercial service
date 11/07

Denton
McKinney
Collin
Wise
I-35 W
US Hwy 75
Greenville
Hunt
US Hwy 69
Richardson
Mineral Wells
Weatherford
Dallas
Mesquite
Arlington
Parker
US Hwy 175
Kaufman
Waxahachie
Hood
Cleburne
Ellis
Somervell
Corsicana
Navarro
State Hwy 6
Bosque

Processing Plants – Johnson County
ETP is installing processing
plants in Johnson County
Capacity 320,000 Mcf/day
Installation in steps –
130,000 completed by
10/06
Installation of additional
190,000 Mcf/day of
capacity is estimated to be
completed by June 2007